16. INCOME TAXES (Details) - USD ($)	12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Income Tax Disclosure [Abstract]
U.S. operations loss carry forward at statutory rate of 21%	$ 6,737,300	$ 6,142,138
Deferred tax assets related to timing differences - accruals	192,897	0
Total	6,930,197	6,142,138
Less valuation allowance	(6,930,197)	(6,142,138)
Net deferred tax assets	0	0
Change in valuation allowance	$ (788,059)	$ (337,853)